As filed with the Securities and Exchange Commission on November 30, 2010

Registration No. 333-166710

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective

AMENDMENT NO. 1

to

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

OMNICARE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	16-0363470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1600 RiverCenter II

100 East RiverCenter Boulevard

Covington, Kentucky 41011

(859) 392-3300

(Address, including zip code, and telephone number, including area code, of each registrant’s principal executive offices)

John L. Workman

Executive Vice President and Chief Financial Officer

Omnicare, Inc.

100 East RiverCenter Boulevard

Covington, Kentucky 41011

(859) 392-3300

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Morton A. Pierce, Esq.

Michelle B. Rutta, Esq.

Dewey & LeBoeuf LLP

1301 Avenue of the Americas

New York, New York 10019

(212) 259-8000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be registered/Proposed maximum offering price per unit/ Proposed maximum aggregate offering price (1)	Amount of registration fee (2)
Debt Securities
Guarantees of Debt Securities (3)
Common Stock, $1.00 par value
Preferred Stock, no par value per share
Warrants

(1)	An indeterminate amount of securities is being registered as may from time to time be issued at indeterminate prices. Separate consideration may or may not be received for securities that are issuable upon conversion of, or in exchange for, or upon exercise of, convertible or exchangeable securities.
(2)	In accordance with Rules 456(b) and 457(r), the registrant is deferring payment of the entire registration fee.
(3)	Guarantees of the payment of principal and interest on the Debt Securities may be provided by the subsidiaries of the registrant. No separate consideration will be received for such guarantees and, pursuant to Rule 457(n) of the Securities Act of 1933, no separate registration fee is payable for such guarantees.

TABLE OF ADDITIONAL REGISTRANTS

Company	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
3096479 Delaware Company LLC	Delaware	26-2055448

Accu-Med Services of Washington LLC	Delaware	20-366592

Accu-Med Services, LLC	Delaware	31-1482519

Accumed, Inc.	New Hampshire	02-0449693

Advanced Care Scripts, Inc	Florida	43-2080503

Alacritas Biopharma, Inc.	California	77-0500467

Ambler Acquisition Company LLC	Delaware	20-0503558

AMC-New York, Inc.	Delaware	36-4091917

AMC-Tennessee, Inc.	Delaware	62-1696813

APS Acquisition LLC	Delaware	61-1401116

APS Pharmacy Services, Inc.	Pennsylvania	23-3012467

Arlington Acquisition I, Inc.	Delaware	33-1076602

ASCO Healthcare of New England, Limited Partnership	Maryland	23-2763886

ASCO Healthcare of New England, LLC	Maryland	23-2762311

ASCO Healthcare, LLC	Maryland	52-0816305

Bach’s Pharmacy Services, LLC	Delaware	61-1346690

Badger Acquisition LLC	Delaware	52-2119866

Badger Acquisition of Brooksville LLC	Delaware	52-2119870

Badger Acquisition of Kentucky LLC	Delaware	52-2119911

Badger Acquisition of Minnesota LLC	Delaware	52-2119871

Badger Acquisition of Ohio LLC	Delaware	52-2119875

Badger Acquisition of Orlando LLC	Delaware	52-2119876

Badger Acquisition of Tampa LLC	Delaware	52-2119893

Badger Acquisition of Texas LLC	Delaware	52-2119915

Best Care HHC Acquisition Company LLC	Delaware	20-8402125

Best Care LTC Acquisition Company LLC	Delaware	20-8401946

Bio-Pharm International, Inc.	Delaware	23-2794725

BPNY Acquisition Corp.	Delaware	31-1563804

BPTX Acquisition Corp.	Delaware	31-1563806

Campo’s Medical Pharmacy, Inc.	Louisiana	72-1039948

Capitol Home Infusion, Inc.	Virginia	54-1744833

Care Card, Inc.	Maryland	52-1922239

Care Pharmaceutical Services, LP	Delaware	31-1399042

Care4 LP	Delaware	22-3245022

CCRx Holdings, Inc.	Delaware	20-2032406

CCRx of Florida Holdings, Inc.	Delaware	26-4373416

CCRx of Florida, LLC	Delaware	26-4373547

CCRx of Illinois Holdings, Inc.	Delaware	26-1491911

CCRx of Illinois, LLC	Delaware	26-1491978

CCRx of New York Holdings, Inc.	Delaware	20-4174180

CCRx of New York, LLC	Delaware	71-0998742

CCRx of North Carolina Holdings, Inc.	Delaware	20-5864517

CCRx of North Carolina, Inc.	Delaware	20-5964894

CHP Acquisition Corp.	Delaware	31-1399042

CIC Services LLC	Delaware	20-5858968

CIP Acquisition Corp.	Delaware	31-1486402

Clinimetrics Research Associates, Inc.	California	77-0272046

Compass Health Services, LLC	West Virginia	55-0730048

Compscript - Boca, LLC	Florida	65-0286244

Compscript - Mobile, Inc.	Delaware	59-3248505

CompScript, LLC	Florida	65-0566539

Concord Pharmacy Services, Inc.	Pennsylvania	23-2710523

Continuing Care Rx, Inc.	Pennsylvania	23-2952534

CP Acquisition Corp.	Oklahoma	61-1317566

CP Services LLC	Delaware	20-5858893

CTLP Acquisition LLC	Delaware	61-1318902

D & R Pharmaceutical Services, LLC	Kentucky	61-0955886

Delco Apothecary, Inc.	Pennsylvania	23-2350209

Dixon Pharmacy LLC	Illinois	36-2825587

DP Services LLC	Delaware	20-5859021

Encare of Massachusetts, LLC	Delaware	22-3398803

Enloe Drugs LLC	Delaware	23-1362346

Euro Bio-Pharm Clinical Services, Inc.	Delaware	23-2770328

Evergreen Pharmaceutical of California, Inc.	California	61-1321151

Evergreen Pharmaceutical, LLC	Washington	91-0883397

excelleRx, Inc.	Delaware	23-3068914

Geneva Sub, Inc.	Delaware	01-0736704

Hardardt Group, Inc., The	Delaware	22-3470357

Highland Wholesale, LLC	Ohio	32-0006739

HMIS, Inc.	Delaware	36-4124072

Home Care Pharmacy, LLC	Delaware	31-1255845

Home Pharmacy Services, LLC	Missouri	37-0978331

Horizon Medical Equipment and Supply, Inc.	West Virginia	55-073788

Hytree Pharmacy, Inc.	Ohio	34-1090853

In-House Pharmacies, Inc.	California	33-0531266

Institutional Health Care Services, LLC	New Jersey	22-2750964

Interlock Pharmacy Systems, LLC	Missouri	43-0951332

JHC Acquisition LLC	Delaware	31-1494762

Langsam Health Services, LLC	Delaware	73-1391198

LCPS Acquisition, LLC	Delaware	61-1347084

Lobos Acquisition LLC	Delaware	86-1068024

Lobos Acquisition of Arizona, Inc.	Delaware	45-0518718

Lo-Med Prescription Services, LLC	Ohio	34-1396063

LPA Acquisition Company, LLC	Delaware	06-1695541

LPI Acquisition Corp.	Delaware	31-1501535

Main Street Pharmacy LLC	Maryland	52-1925761

Managed Healthcare, Inc.	Delaware	31-1450845

Management & Network Services, Inc.	Ohio	34-1819691

Med World Acquisition Corp.	Delaware	61-1322120

Medical Arts Health Care, Inc.	Georgia	58-1640672

Medical Services Consortium, Inc.	Florida	65-0357177

Medical Services Group, LLC	Maryland	52-1404049

MHHP Acquisition Company LLC	Delaware	20-0619598

MOSI Acquisition Corp.	Delaware	31-1528353

National Care for Seniors LLC	Ohio	34-1972917

NCIA Acquisition Company, LLC	Delaware	26-3094009

NCS Healthcare of Arizona, Inc.	Ohio	31-1573958

NCS Healthcare of Arkansas, Inc.	Ohio	31-1490517

NCS Healthcare of Connecticut, Inc.	Connecticut	06-1330453

NCS Healthcare of Florida, Inc.	Ohio	34-1843258

NCS Healthcare of Illinois, LLC	Illinois	37-1354510

NCS Healthcare of Indiana LLC	Delaware	35-1954599

NCS Healthcare of Indiana, Inc.	Indiana	34-1958652

NCS Healthcare of Iowa, LLC	Ohio	31-1509013

NCS Healthcare of Kansas, LLC	Ohio	34-1839712

NCS Healthcare of Kentucky, Inc.	Ohio	31-1521217

NCS Healthcare of Maryland, LLC	Ohio	31-1496240

NCS Healthcare of Massachusetts, Inc.	Ohio	31-1571275

NCS Healthcare of Michigan, Inc.	Ohio	34-1777940

NCS Healthcare of Minnesota, Inc.	Ohio	34-1866489

NCS Healthcare of Missouri, Inc.	Ohio	34-1855274

NCS Healthcare of Montana, Inc.	Ohio	34-1851710

NCS Healthcare of New Hampshire, Inc.	New Hampshire	02-0468190

NCS Healthcare of New Jersey, Inc.	New Jersey	22-3395391

NCS Healthcare of New Mexico, Inc.	Ohio	34-1866493

NCS Healthcare of North Carolina, Inc.	North Carolina	56-1889643

NCS Healthcare of Ohio, LLC	Ohio	31-1257307

NCS Healthcare of Oklahoma, Inc.	Oklahoma	73-1499934

NCS Healthcare of Oregon, Inc.	Ohio	34-1836971

NCS Healthcare of Pennsylvania, Inc.	Pennsylvania	23-2679334

NCS Healthcare of Rhode Island, LLC.	Rhode Island	05-0429829

NCS Healthcare of South Carolina, Inc.	Ohio	31-1508225

NCS Healthcare of Tennessee, Inc.	Ohio	34-1866494

NCS Healthcare of Texas, Inc.	Ohio	34-1866494

NCS Healthcare of Vermont, Inc.	Ohio	31-1526078

NCS Healthcare of Washington, Inc.	Ohio	34-1844193

NCS Healthcare of Wisconsin, LLC	Ohio	34-1866497

NCS Healthcare, LLC	Delaware	34-1816187

NCS of Illinois, Inc.	Ohio	34-1959046

NCS Services, Inc.	Ohio	34-1837567

NeighborCare - Infusion Services, Inc.	Delaware	52-1703628

NeighborCare - ORCA, LLC	Oregon	93-0860559

NeighborCare Holdings, Inc.	Delaware	23-2555703

NeighborCare Home Medical Equipment, LLC	Pennsylvania	23-2464608

NeighborCare of California, Inc.	California	20-0092119

NeighborCare of Indiana, LLC	Indiana	95-4482026

NeighborCare of Maryland, LLC	Maryland	20-0791118

NeighborCare of Northern California, Inc.	California	95-4480815

NeighborCare of Ohio, LLC	Ohio	20-0062112

NeighborCare of Oklahoma, Inc.	Oklahoma	36-4184119

NeighborCare of Virginia, LLC	Virginia	95-4480544

NeighborCare of Wisconsin, LLC	Wisconsin	39-1772439

NeighborCare Pharmacies, LLC	Maryland	52-1465507

NeighborCare Pharmacy Services, Inc.	Delaware	23-2963282

NeighborCare Repackaging, Inc	Maryland	20-1128397

NeighborCare Services Corporation	Delaware	23-2585556

NeighborCare, Inc.,	Pennsylvania	06-1132947

NeighborCare-Medisco, Inc.	California	33-0308096

NGC Acquisition Company LLC	Delaware	52-2406472

Nihan & Martin LLC	Delaware	36-4004491

NIV Acquisition LLC	Delaware	31-1501415

North Shore Pharmacy Services, LLC	Delaware	31-1428484

OCR-RA Acquisition, LLC	Delaware	31-1442830

Omnibill Services LLC	Delaware	61-1365732

Omnicare Canadian Holdings, Inc.	Delaware	20-2013167

Omnicare Clinical Research, Inc.	Delaware	52-1670189

Omnicare Clinical Research, LLC	Delaware	14-1723594

Omnicare CR Inc.	Delaware	61-1395349

Omnicare Distribution Center, LLC	Delaware	61-1389057

Omnicare ESC LLC	Delaware	20-5859052

Omnicare Extended Pharma Services, LLC	Delaware	05-0523710

Omnicare Headquarters LLC	Delaware	76-0720510

Omnicare Holding Company	Delaware	31-1262386

Omnicare Indiana Partnership Holding Company, LLC	Delaware	16-1653107

Omnicare Management Company	Delaware	31-1256520

Omnicare of Nevada LLC	Delaware	20-0888517

Omnicare of New York, LLC	Delaware	95-4450977

Omnicare Pennsylvania Med Supply, LLC	Delaware	61-1347895

Omnicare Pharmacies of Maine Holding Company	Delaware	61-1365280

Omnicare Pharmacies of Pennsylvania East, LLC	Delaware	61-1347894

Omnicare Pharmacies of Pennsylvania West, LLC	Pennsylvania	25-1213193

Omnicare Pharmacies of the Great Plains Holding Company	Delaware	61-1386242

Omnicare Pharmacy and Supply Services, LLC	South Dakota	41-1730324

Omnicare Pharmacy of Colorado LLC	Delaware	63-1347085

Omnicare Pharmacy of Florida, LP	Delaware	76-0716528

Omnicare Pharmacy of Indiana, LLC	Delaware	76-0716552

Omnicare Pharmacy of Maine LLC	Delaware	61-1339662

Omnicare Pharmacy of Nebraska LLC	Delaware	61-1386244

Omnicare Pharmacy of North Carolina, LLC	Delaware	76-0716543

Omnicare Pharmacy of Pueblo, LLC	Delaware	67-0716546

Omnicare Pharmacy of South Dakota LLC	Delaware	61-1386243

Omnicare Pharmacy of Tennessee LLC	Delaware	61-1347088

Omnicare Pharmacy of Texas 1, LP	Delaware	76-0716554

Omnicare Pharmacy of Texas 2, LP	Delaware	11-3657397

Omnicare Pharmacy of the Midwest, LLC	Delaware	31-1374275

Omnicare Property Management, LLC	Delaware	27-1403681

Omnicare Purchasing Company General Partner, Inc.	Delaware	61-1401040

Omnicare Purchasing Company Limited Partner, Inc.	Delaware	61-1401038

Omnicare Purchasing Company LP	Delaware	61-1401039

Omnicare Respiratory Services, LLC	Delaware	03-0465903

PBM Plus Mail Service Pharmacy, LLC	Delaware	20-2373204

PBM-Plus, Inc.	Wisconsin	39-1789830

PCI Acquisition, LLC	Delaware	61-1347890

Pharmacon Corp.	New York	13-3498399

Pharmacy Associates of Glens Falls	New York	14-1554120

Pharmacy Consultants, Inc.	South Carolina	51-0640737

Pharmacy Holding #1, LLC	Delaware	76-0716538

Pharmacy Holding #2, LLC	Delaware	76-0716536

Pharmasource Healthcare, Inc.	Georgia	58-2066823

Pharm-Corp of Maine LLC	Delaware	61-1339663

Pharmed Holdings, Inc	Delaware	36-4060882

PMRP Acquisition Company, LLC	Delaware	26-3418908

PP Acquisition Company, LLC	Delaware	20-2394950

PPS Acquisition Company, LLC	Delaware	20-2464363

PRN Pharmaceutical Services, LP	Delaware	35-1855784

Professional Pharmacy Services, Inc.	Maryland	23-2847488

PSI Arkansas Acquisition LLC	Delaware	20-5810731

Rescot Systems Group, Inc.	Pennsylvania	23-2589308

Roeschen’s Healthcare, LLC	Wisconsin	39-1084787

Royal Care of Michigan LLC	Delaware	38-3529444

RXC Acquisition Company	Delaware	20-3113620

SHC Acquisition Co. LLC	Delaware	61-1346763

Shore Pharmaceutical Providers, Inc.	Delaware	31-1425144

Southside Apothecary, Inc.	New York	61-1340804

Specialized Home Infusion of Michigan LLC	Delaware	38-3529442

Specialized Patient Care Services, Inc.	Alabama	66-1159534

Specialized Pharmacy Services, LLC	Michigan	38-2143132

Sterling Healthcare Services, Inc.	Delaware	36-4031863

Suburban Medical Services, LLC	Pennsylvania	23-2014806

Superior Care Pharmacy, Inc	Delaware	31-1543728

SWISH, Inc.	Delaware	52-2005933

TCPI Acquisition Corp.	Delaware	31-1508476

The Medicine Centre, LLC	Connecticut	06-1530703

The Tidewater Healthcare Shared Services Group, Inc.,	Pennsylvania	22-2739587

THG Acquisition Corp.	Delaware	31-1567102

Three Forks Apothecary, Inc.	Kentucky	61-0995656

UC Acquisition Corp.	Delaware	31-141494

Uni-Care Health Services of Maine, Inc.	New Hampshire	02-0468192

Value Health Care Services, LLC	Delaware	31-1485530

Value Pharmacy, Inc.	Massachusetts	04-2894741

VAPS Acquisition Company, LLC	Delaware	20-4849023

Vital Care Infusions, Inc.	New York	61-1336267

Weber Medical Systems LLC	Delaware	31-1409572

Westhaven Services Co., LLC	Ohio	34-1151322

Williamson Drug Company, Incorporated	Virginia	54-0590067

Winslow’s Pharmacy	New Jersey	21-0692005

ZS Acquisition Company LLC	Delaware	20-4763592

*	All Registrants have the following principal executive offices:

Omnicare, Inc.

1600 RiverCenter II

100 East RiverCenter Boulevard

Covington, Kentucky 41011

(859) 392-3300

EXPLANATORY NOTE

This Post–Effective Amendment No. 1 to the Registration Statement on Form S–3 (Registration No. 333–166710-221) is being filed for the purposes of (i) updating the list of Co-Registrants to add registrants so that the list accurately reflects those of our subsidiaries that may serve as guarantors of some or all of our debt securities offered by any prospectus supplement and (ii) filing additional exhibits to the Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution

The expenses relating to the registration of the securities registered hereby will be borne by the Registrant. Such expenses are estimated to be as follows:

SEC Registration Fee	$	*
Accounting fees and expenses		50,000
Legal fees and expenses		50,000
Printing and engraving expenses		20,000
Rating agencies’ fees		200,000
Trustee’s and registrar’s fees and expenses		50,000
Miscellaneous expenses		5,000

Total:		$375,000

*	Deferred in reliance upon Rule 456(b) and 457(r).

Item 15.	Indemnification of Directors and Officers

The following summary is qualified in its entirety by reference to the complete text of any statutes referred to below and the Restated Certificate of Incorporation of Omnicare, Inc. (as amended) (the “Restated Certificate of Incorporation”).

Under Section 105 of Delaware General Corporation Law (the “DGCL”), a corporation may eliminate or limit the personal liability of its directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except where the director (i) breached his duty of loyalty to the corporation or its stockholders, (ii) failed to act in good faith or where the director engaged in intentional misconduct or a knowing violation of the law, (iii) authorized the payment of an unlawful dividend or an unlawful stock repurchase or redemption, or (iv) derived an improper personal benefit.

Under Section 145 of the DGCL, a corporation may indemnify a director, officer, employee or agent of the corporation (or a person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In the case of an action brought by or in the right of a corporation, the corporation may indemnify a director, officer, employee or agent of the corporation (or a person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against expenses (including attorneys’ fees) actually and reasonably incurred by him if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent a court finds that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

The Restated Certificate of Incorporation of Omnicare, Inc. provides that a director of Omnicare, Inc. will not be liable to Omnicare, Inc. or its stockholders for monetary damages for breach of fiduciary duty as a director, to the full extent permitted by the DGCL, as amended or interpreted from time to time.

In addition, the Restated Certificate of Incorporation of Omnicare, Inc. states that Omnicare, Inc. shall, to the full extent permitted by the DGCL, as amended or interpreted from time to time, indemnify all directors, officers and employees whom it may indemnify pursuant thereto and, in addition, Omnicare, Inc. may, to the extent permitted by the DGCL, indemnify agents of Omnicare, Inc. or other persons.

The Company maintains a director and officer liability insurance policy for the benefit of its directors and certain officers covering certain liabilities that may be incurred in the performance of these duties, which may include liability or related losses under the Securities Act or the Securities Exchange Act of 1934, as amended.

The organizational documents and applicable state laws provide similar indemnification for the officers and directors of certain of the Subsidiary Guarantors.

Item 16.	Exhibits

The Exhibits to this Registration Statement are listed in the Exhibit Index.

Item 17.	Undertakings

(a)	Each of the undersigned registrants hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(A)	Each prospectus filed by a Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5)	That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of an undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of an undersigned Registrant or used or referred to by an undersigned Registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about an undersigned Registrant or its securities provided by or on behalf of an undersigned Registrant; and

(iv)	Any other communication that is an offer in the offering made by an undersigned Registrant to the purchaser.

(b)	That, for purposes of determining any liability under the Securities Act of 1933, each filing of Registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of each Registrant pursuant to the foregoing provisions, or otherwise, each Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of a Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, that Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(d)	The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act (“Act”) in accordance with the rules and regulations prescribed by the Commission under section 305(b)2 of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on the 30th day of November, 2010.

OMNICARE, INC.

By:	/S/ JOHN L. WORKMAN
Name:	John L. Workman
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	*	Director and Chairman of the Board	November 30, 2010
(John T. Crotty)

	*	Director, Interim President and Chief Executive Officer (Principal Executive Officer)	November 30, 2010
(James D. Shelton)

	/S/ JOHN L. WORKMAN	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	November 30, 2010
(John L. Workman)

	*	Director	November 30, 2010
(Steven J. Heyer)

	*	Director	November 30 , 2010
(Andrea R. Lindell, Ph.D., RN)

	*	Director	November 30, 2010
(John H. Timoney)

	*	Director	November 30, 2010
(Amy Wallman)

*By:	/S/ JOHN L. WORKMAN
Name:	John L. Workman
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, 3096479 Delaware Company LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

3096479 DELAWARE COMPANY, LLC.
By: Sole Member:

OMNICARE CANADIAN HOLDINGS, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of Accumed, Inc., Care Card, Inc., Concord Pharmacy Services, Inc., Delco Apothecary, Inc., Geneva Sub, Inc and Horizon Medical Equipment and Supply, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

ACCUMED, INC.
CARE CARD, INC.
CONCORD PHARMACY SERVICES, INC.
DELCO APOTHECARY, INC.
GENEVA SUB, INC.
HORIZON MEDICAL EQUIPMENT AND SUPPLY, INC.

By:	/S/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Advanced Care Scripts, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

ADVANCED CARE SCRIPTS, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	President, Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Alacritas Biopharma, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

ALACRITAS BIOPHARMA, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer, Director	November 30, 2010
Bradley S. Abbott

/S/ REGIS T. ROBBINS	President , Director	November 30, 2010
Regis T. Robbins

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, AMC-New York, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

AMC-NEW YORK, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ REGIS T. ROBBINS	President, Director	November 30, 2010
Regis T. Robbins

/S/ PATRICIA METCALFE	Director	November 30, 2010
Patricia Metcalfe

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, AMC-Tennessee, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

AMC-TENNESSEE, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JULIE FRAZIER	President	November 30, 2010
Julie Frazier

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ JEFFREY M. STAMPS	Director	November 30, 2010
Jeffrey M. Stamps

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, APS Acquisition ,LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

APS ACQUISITION, LLC.
By:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Arlington Acquisition I, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

ARLINGTON ACQUISITION I, INC.

By:	/S/ REGIS T. ROBBINS
Regis T. Robbins
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ REGIS T. ROBBINS	President, Director	November 30, 2010
Regis T. Robbins

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ MICHAEL WOOD	Director	November 30, 2010
Michael Wood

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Bio-Pharm International, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

BIO-PHARM INTERNATIONAL, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JAMES M. PUSEY	President, Director	November 30, 2010
James M. Pusey

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of BPNY Acquisition Corp. and BPTX Acquisition Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

BPNY ACQUISITION CORP.
BPTX ACQUISITION CORP.

By:	/S/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President	November 30, 2010
Tracy Finn

/S/ BRADLEY S. ABBOTT	Treasurer, Director	November 30, 2010
Bradley S. Abbott

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Campo’s Medical Pharmacy, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

CAMPO’S MEDICAL PHARMACY, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer, Director	November 30, 2010
Bradley S. Abbott

/S/ DAVID WEST	President	November 30, 2010
David West

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Capitol Home Infusion, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

CAPITOL HOME INFUSION, INC.

By:	/S/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of Care Pharmaceutical Services, LP and PRN Pharmaceutical Services, LP has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on the 30th day of November 2010.

CARE PHARMACEUTICAL SERVICES, LP
PRN PHARMACEUTICAL SERVICES, LP
By:	General Partner:

OMNICARE INDIANA PARTNERSHIP HOLDING COMPANY, LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JEFFREY M. STAMPS	Manager	November 30, 2010
Jeffrey M. Stamps

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ JOHN L. WORKMAN	Manager	November 30, 2010
John L. Workman

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CHP Acquisition Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

CHP ACQUISITION CORP.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer, Director	November 30, 2010
Bradley S. Abbott

/S/ PAT DOWNING	President	November 30, 2010
Pat Downing

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CIP Acquisition Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

CIP ACQUISITION CORP.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ HAL HENDERSON	President	November 30, 2010
Hal Henderson

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ DAVID WEST	Director	November 30, 2010
David West

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Clinimetrics Research Associates, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

CLINIMETRICS RESEARCH ASSOCIATES, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer, Director	November 30, 2010
Bradley S. Abbott

/S/ JAMES M. PUSEY	President, Director	November 30, 2010
James M. Pusey

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Compscript - Mobile, Inc certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

COMPSCRIPT - MOBILE, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer, Director	November 30, 2010
Bradley S. Abbott

/S/ DAVID WEST	President	November 30, 2010
David West

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ TRACY FINN	Director	November 30, 2010
Tracy Finn

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CP Acquisition Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

CP ACQUISITION CORP.

By:	/S/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ BRADLEY S. ABBOTT	Treasurer, Director	November 30, 2010
Bradley S. Abbott

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Euro Bio-Pharm Clinical Services, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

EURO BIO-PHARM CLINICAL SERVICES, INC.

By:	/S/ TRACY FINN
Tracy Finn President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ JAMES M. PUSEY	Director	November 30, 2010
James M. Pusey

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Evergreen Pharmaceutical of California, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

EVERGREEN PHARMACEUTICAL OF CALIFORNIA, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ MICHAEL WOOD	President, Director	November 30, 2010
Michael Wood

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, excelleRx, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

EXCELLERX, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ GARY W. KADLEC	President	November 30, 2010
Gary W. Kadlec

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ TRACY FINN	Director	November 30, 2010
Tracy Finn

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, HMIS, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

HMIS, INC.

By:	/S/ TRACY FINN
Tracy Finn President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President	November 30, 2010
Tracy Finn

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ JEFFREY M. STAMPS	Director	November 30, 2010
Jeffrey M. Stamps

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Hytree Pharmacy, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

HYTREE PHARMACY, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer, Director	November 30, 2010
Bradley S. Abbott

/S/ ROLF SCHRADER	President	November 30, 2010
Rolf Schrader

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ TRACY FINN	Director	November 30, 2010
Tracy Finn

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, In-House Pharmacies, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

IN-HOUSE PHARMACIES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ MICHAEL WOOD	President, Director	November 30, 2010
Michael Wood

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of Lobos Acquisition of Arizona, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

LOBOS ACQUISITION OF ARIZONA, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ JAMES CIALDINI	President, Director	November 30, 2010
James Cialdini

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, LPI Acquisition Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

LPI ACQUISITION CORP.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer, Director	November 30, 2010
Bradley S. Abbott

/S/ A. SAMUEL ENLOE	President	November 30, 2010
A. Samuel Enloe

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Managed Healthcare, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

MANAGED HEALTHCARE, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ SARA FREEMAN	President	November 30, 2010
Sara Freeman

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ TRACY FINN	Director	November 30, 2010
Tracy Finn

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Management & Network Services, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

MANAGEMENT & NETWORK SERVICES, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JAMES CIALDINI	President, Director	November 30, 2010
James Cialdini

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Medical Arts Health Care, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

MEDICAL ARTS HEALTH CARE, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ HAL HENDERSON	President	November 30, 2010
Hal Henderson

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ DAVID WEST	Director	November 30, 2010
David West

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Medical Services Consortium, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

MEDICAL SERVICES CONSORTIUM, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer, Director	November 30, 2010
Bradley S. Abbott

/S/ DAVID WEST	President	November 30, 2010
David West

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ TRACY FINN	Director	November 30, 2010
Tracy Finn

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Med World Acquisition Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

MED WORLD ACQUISITION CORP.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer, Director	November 30, 2010
Bradley S. Abbott

/S/ MICHAEL ROSENBLUM	President	November 30, 2010
Michael Rosenblum

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, MOSI Acquisition Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

MOSI ACQUISITION CORP.

By:	/S/ REGIS T. ROBBINS
Regis T. Robbins
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ REGIS T. ROBBINS	President, Director	November 30, 2010
Regis T. Robbins

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ JEFFREY M. STAMPS	Director	November 30, 2010
Jeffrey M. Stamps

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of NCS Healthcare of Arizona, Inc., NCS Healthcare of Arkansas, Inc., NCS Healthcare of Connecticut, Inc., NCS Healthcare of Florida, Inc., NCS Healthcare of Indiana, Inc., NCS Healthcare of Massachusetts, Inc., NCS Healthcare of Michigan, Inc., NCS Healthcare of Minnesota, Inc., NCS Healthcare of Missouri, Inc., NCS Healthcare of Montana, Inc.and NCS Healthcare of New Hampshire, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NCS HEALTHCARE OF ARIZONA, INC.
NCS HEALTHCARE OF ARKANSAS, INC.
NCS HEALTHCARE OF CONNECTICUT, INC.
NCS HEALTHCARE OF FLORIDA, INC.
NCS HEALTHCARE OF INDIANA, INC.
NCS HEALTHCARE OF MASSACHUSETTS, INC.
NCS HEALTHCARE OF MICHIGAN, INC.
NCS HEALTHCARE OF MINNESOTA, INC.
NCS HEALTHCARE OF MISSOURI, INC.
NCS HEALTHCARE OF MONTANA, INC.
NCS HEALTHCARE OF NEW HAMPSHIRE, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JAMES CIALDINI	President, Director	November 30, 2010
James Cialdini

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of NCS Healthcare of Illinois, LLC, NCS Healthcare of Iowa, LLC., NCS Healthcare of Kansas, LLC., NCS Healthcare of Maryland, LLC., NCS Healthcare of Ohio, LLC., NCS Healthcare of Rhode Island, LLC., and NCS Healthcare of Wisconsin, LLC., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NCS HEALTHCARE OF ILLINOIS, LLC.
NCS HEALTHCARE OF IOWA, LLC.
NCS HEALTHCARE OF KANSAS, LLC.
NCS HEALTHCARE OF MARYLAND, LLC.
NCS HEALTHCARE OF OHIO, LLC.
NCS HEALTHCARE OF RHODE ISLAND, LLC.
NCS HEALTHCARE OF WISCONSIN, LLC.
By:	Sole Member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of NCS Healthcare of Kentucky, Inc. and NCS Healthcare of Washington, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NCS HEALTHCARE OF KENTUCKY, INC.
NCS HEALTHCARE OF WASHINGTON, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JAMES CIALDINI	President, Director	November 30, 2010
James Cialdini

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ THOMAS R. MARSH	Director, Treasurer	November 30, 2010
Thomas R. Marsh

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of NCS Healthcare of New Jersey, Inc., NCS Healthcare of New Mexico, Inc., NCS Healthcare of North Carolina, Inc., NCS Healthcare of Oklahoma, Inc., NCS Healthcare of Oregon, Inc., NCS Healthcare of Pennsylvania, Inc., NCS Healthcare of South Carolina, Inc., NCS Healthcare of Tennessee, Inc., NCS Healthcare of Texas, Inc., NCS Healthcare of Vermont, Inc., NCS Services, Inc. and NCS of Illinois, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NCS HEALTHCARE OF NEW JERSEY, INC.
NCS HEALTHCARE OF NEW MEXICO, INC.
NCS HEALTHCARE OF NORTH CAROLINA, INC.
NCS HEALTHCARE OF OKLAHOMA, INC.
NCS HEALTHCARE OF OREGON, INC.
NCS HEALTHCARE OF PENNSYLVANIA, INC.
NCS HEALTHCARE OF SOUTH CAROLINA, INC.
NCS HEALTHCARE OF TENNESSEE, INC.
NCS HEALTHCARE OF TEXAS, INC.
NCS HEALTHCARE OF VERMONT, INC.
NCS SERVICES, INC.
NCS OF ILLINOIS, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JAMES CIALDINI	President, Director	November 30, 2010
James Cialdini

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NCS Healthcare, LLC., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NCS HEALTHCARE, LLC.
By:	Sole Member:

OMNICARE HOLDING COMPANY

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer	November 30, 2010
Thomas R. Marsh

/S/ JAMES D. SHELTON	President, Director	November 30, 2010
James D. Shelton

/S/ JOHN L. WORKMAN	Director	November 30, 2010
John L. Workman

/S/ JEFFREY M. STAMPS	Director	November 30, 2010
Jeffrey M. Stamps

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NCS Healthcare of Indiana LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NCS HEALTHCARE OF INDIANA, LLC
By:	General Partner:

NCS SERVICES, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JAMES CIALDINI	President, Director	November 30, 2010
James Cialdini

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of NeighborCare, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NEIGHBORCARE, INC.

By:	/S/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare-Medisco, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NEIGHBORCARE-MEDISCO, INC.

By:	/S/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare of Northern California, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NEIGHBORCARE OF NORTHERN CALIFORNIA, INC.

By:	/S/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare Holdings, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NEIGHBORCARE HOLDINGS, INC.

By:	/S/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare Pharmacy Services, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare Repackaging, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NEIGHBORCARE REPACKAGING, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ JAMES CIALDINI	President	November 30, 2010
James Cialdini

/S/ TRACY FINN	Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare Services Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NEIGHBORCARE SERVICES CORPORATION

By:	/S/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, The Tidewater Healthcare Shared Service Group, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

THE TIDEWATER HEALTHCARE SHARED SERVICE GROUP, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS W. LUDEKE	President	November 30, 2010
Thomas W. Ludeke

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ TRACY FINN	Director	November 30, 2010
Tracy Finn

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of NeighborCare –Infusion Services, Inc., NeighborCare of California, Inc. and NeighborCare of Oklahoma, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NEIGHBORCARE–INFUSION SERVICES, INC.
NEIGHBORCARE OF CALIFORNIA, INC.
NEIGHBORCARE OF OKLAHOMA, INC.

By:	/S/ TRACY FINN
Tracy Finn President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NGC Acquisition Company LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NGC ACQUISITION COMPANY LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ REGIS T. ROBBINS	President, Manager	November 30, 2010
Regis T. Robbins

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ JEFFREY M. STAMPS	Manager	November 30, 2010
Jeffrey M. Stamps

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of North Shore Pharmacy Services, LLC and OCR-RA Acquisition, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NORTH SHORE PHARMACY SERVICES, LLC
OCR-RA ACQUISITION, LLC.
By:	Sole Member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Canadian Holdings, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE CANADIAN HOLDINGS, INC.

By:	/S/ TRACY FINN
Tracy Finn President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Clinical Research, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE CLINICAL RESEARCH, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JAMES M. PUSEY	Chief Executive Officer, Director	November 30, 2010
James M. Pusey

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare CR Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE CR INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JAMES M. PUSEY	Chief Executive Officer, Director	November 30, 2010
James M. Pusey

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Holding Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE HOLDING COMPANY

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer	November 30, 2010
Thomas R. Marsh

/S/ JAMES D. SHELTON	President, Director	November 30, 2010
James D. Shelton

/S/ JOHN L. WORKMAN	Director	November 30, 2010
John L. Workman

/S/ JEFFREY M. STAMPS	Director	November 30, 2010
Jeffrey M. Stamps

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Management Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE MANAGEMENT COMPANY

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JAMES D. SHELTON	President, Director	November 30, 2010
James D. Shelton

/S/ JOHN L. WORKMAN	Director	November 30, 2010
John L. Workman

/S/ JEFFREY M. STAMPS	Director	November 30, 2010
Jeffrey M. Stamps

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pharmacies of Maine Holding Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE PHARMACIES OF MAINE HOLDING COMPANY

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer, Director	November 30, 2010
Bradley S. Abbott

/S/ JEFFREY M. STAMPS	President	November 30, 2010
Jeffrey M. Stamps

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pharmacies of Pennsylvania East, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE PHARMACIES OF PENNSYLVANIA EAST, LLC

By:	/S/ TRACY FINN
Tracy Finn
President

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President, Manager	November 30, 2010
Tracy Finn

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pharmacies of the Great Plains Holding Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE PHARMACIES OF THE GREAT PLAINS HOLDING COMPANY

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ TONY SOLARO	President, Director	November 30, 2010
Tony Solaro

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pharmacy of Florida, LP certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE PHARMACY OF FLORIDA, LP
By:	General Partner

PHARMACY HOLDING #2, LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ REGIS T. ROBBINS	President, Manager	November 30, 2010
Regis T. Robbins

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of Omnicare Pharmacy of Indiana, LLC, Omnicare Pharmacy of North Carolina, LLC, Omnicare Pharmacy of Pueblo, LLC, Pharmacy Holding #1, LLC and Pharmacy Holding #2, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE PHARMACY OF INDIANA, LLC
OMNICARE PHARMACY OF NORTH CAROLINA, LLC
OMNICARE PHARMACY OF PUEBLO, LLC
PHARMACY HOLDING #1, LLC
PHARMACY HOLDING #2, LLC
By:	Sole Member:

APS ACQUISITION LLC
By:	Sole Member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of Omnicare Pharmacy of Nebraska LLC and Omnicare Pharmacy of South Dakota LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE PHARMACY OF NEBRASKA LLC
OMNICARE PHARMACY OF SOUTH DAKOTA LLC
By:	Sole Member:

OMNICARE PHARMACIES OF THE GREAT PLAINS HOLDING COMPANY

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ TONY SOLARO	President, Director	November 30, 2010
Tony Solaro

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of Omnicare Pharmacy of Texas 1, LP and Omnicare Pharmacy of Texas 2, LP certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE PHARMACY OF TEXAS 1, LP
OMNICARE PHARMACY OF TEXAS 2, LP
By:	General Partner

PHARMACY HOLDING #2, LLC

By:	/S/ REGIS T. ROBBINS
Regis T. Robbins
President

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ REGIS T. ROBBINS	President, Manager	November 30, 2010
Regis T. Robbins

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Purchasing Company LP certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE PURCHASING COMPANY LP
By:	General Partner

OMNICARE PURCHASING COMPANY GENERAL PARTNER, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JOHN L. WORKMAN	President, Director	November 30, 2010
John L. Workman

/S/ JEFFREY M. STAMPS	Director	November 30, 2010
Jeffrey M. Stamps

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of Omnicare Purchasing Company General Partner, Inc. and Omnicare Purchasing Company Limited Partner, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE PURCHASING COMPANY GENERAL PARTNER, INC.
OMNICARE PURCHASING COMPANY LIMITED PARTNER, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JOHN L. WORKMAN	President, Director	November 30, 2010
John L. Workman

/S/ JEFFREY M. STAMPS	Director	November 30, 2010
Jeffrey M. Stamps

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PBM-Plus, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

PBM-PLUS, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ KLAUS A. HIEBER	President	November 30, 2010
Klaus A. Hieber

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ TRACY FINN	Director	November 30, 2010
Tracy Finn

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PBM Plus Mail Service Pharmacy, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

PBM PLUS MAIL SERVICE PHARMACY, LLC

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Manager	November 30, 2010
Thomas R. Marsh

/S/ KLAUS A. HIEBER	President	November 30, 2010
Klaus A. Hieber

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

/S/ TRACY FINN	Manager	November 30, 2010
Tracy Finn

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Pharmacon Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

PHARMACON CORP.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ RICHARD ZELKOWITZ	President	November 30, 2010
Richard Zelkowitz

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ JEFFREY M. STAMPS	Director	November 30, 2010
Jeffrey M. Stamps

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Pharmacy Associates of Glens Falls, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

PHARMACY ASSOCIATES OF GLENS FALLS, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer, Director	November 30, 2010
Bradley S. Abbott

/S/ REGIS T. ROBBINS	President, Director	November 30, 2010
Regis T. Robbins

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Pharmacy Consultants, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

PHARMACY CONSULTANTS, INC.

By:	/S/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President	November 30, 2010
Tracy Finn

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ JEFFREY M. STAMPS	Director	November 30, 2010
Jeffrey M. Stamps

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Pharmasource Healthcare, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

PHARMASOURCE HEALTHCARE, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ JAMES CIALDINI	President, Director	November 30, 2010
James Cialdini

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Pharm-Corp of Maine LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

PHARM-CORP OF MAINE LLC
By:	Sole Member:

OMNICARE PHARMACIES OF MAINE HOLDING COMPANY

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer, Director	November 30, 2010
Bradley S. Abbott

/S/ JEFFREY M. STAMPS	President	November 30, 2010
Jeffrey M. Stamps

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Pharmed Holdings, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

PHARMED HOLDINGS, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ DAVID WEST	President, Director	November 30, 2010
David West

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PP Acquisition Company, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

PP ACQUISITION COMPANY, LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ A. SAMUEL ENLOE	President, Manager	November 30, 2010
A. Samuel Enloe

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PPS Acquisition Company, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

PPS ACQUISITION COMPANY, LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JEFFREY M. STAMPS	President, Manager	November 30, 2010
Jeffrey M. Stamps

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Professional Pharmacy Services, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

PROFESSIONAL PHARMACY SERVICES, INC.

By:	/S/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Rescot Systems Group, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

RESCOT SYSTEMS GROUP, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JAMES CIALDINI	President, Director	November 30, 2010
James Cialdini

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Royal Care of Michigan LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

ROYAL CARE OF MICHIGAN LLC

By:	/S/ TRACY FINN
Tracy Finn
President

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President, Manager	November 30, 2010
Tracy Finn

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SHC Acquisition Co, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

SHC ACQUISITION CO, LLC
By:	Sole Member:

HMIS, INC.

By:	/S/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President	November 30, 2010
Tracy Finn

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ JEFFREY M. STAMPS	Director	November 30, 2010
Jeffrey M. Stamps

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Shore Pharmaceutical Providers, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

SHORE PHARMACEUTICAL PROVIDERS, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	President, Director	November 30, 2010
Thomas R. Marsh

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ JEFFREY M. STAMPS	Director	November 30, 2010
Jeffrey M. Stamps

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Southside Apothecary, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

SOUTHSIDE APOTHECARY, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JEFFREY M. STAMPS	President, Director	November 30, 2010
Jeffrey M. Stamps

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Specialized Home Infusion of Michigan LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

SPECIALIZED HOME INFUSION OF MICHIGAN LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ ROLF SCHRADER	President, Manager	November 30, 2010
Rolf Schrader

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Specialized Patient Care Services, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

SPECIALIZED PATIENT CARE SERVICES, INC.

By:	/S/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President	November 30, 2010
Tracy Finn

/S/ BRADLEY S. ABBOTT	Treasurer, Director	November 30, 2010
Bradley S. Abbott

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Sterling Healthcare Services, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

STERLING HEALTHCARE SERVICES, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ DAVID WEST	President, Director	November 30, 2010
David West

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Superior Care Pharmacy, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

SUPERIOR CARE PHARMACY, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ MICHAEL WOOD	President	November 30, 2010
Michael Wood

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ TRACY FINN	Director	November 30, 2010
Tracy Finn

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Swish, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

SWISH, INC.

By:	/S/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JAMES M. PUSEY	CEO, Director	November 30, 2010
James M. Pusey

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, TCPI Acquisition Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

TCPI ACQUISITION CORP.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ ROLF SCHRADER	President, Director	November 30, 2010
Rolf Schrader

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, THG Acquisition Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

THG ACQUISITION CORP.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer, Director	November 30, 2010
Bradley S. Abbott

/S/ TRACY FINN	President	November 30, 2010
Tracy Finn

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, The Hardardt Group, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

THE HARDARDT GROUP, INC.

By:	/S/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ JAMES M. PUSEY	CEO, Director	November 30, 2010
James M. Pusey

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, The Medicine Centre, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

THE MEDICINE CENTRE, LLC
By:	Sole Member:

ASCO HEALTHCARE, LLC.
By:	Sole Member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Three Forks Apothecary, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

THREE FORKS APOTHECARY, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ MIKE ARNOLD	President	November 30, 2010
Mike Arnold

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ JEFFREY M. STAMPS	Director	November 30, 2010
Jeffrey M. Stamps

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, UC Acquisition Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

UC ACQUISITION CORP.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JACKIE AKLER	President	November 30, 2010
Jackie Akler

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ DAVID WEST	Director	November 30, 2010
David West

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Uni-Care Health Services of Maine, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

UNI-CARE HEALTH SERVICES OF MAINE, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JAMES CIALDINI	President, Director	November 30, 2010
James Cialdini

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Value Pharmacy, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

VALUE PHARMACY, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JEFFREY M. STAMPS	President, Director	November 30, 2010
Jeffrey M. Stamps

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Vital Care Infusions, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

VITAL CARE INFUSIONS, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ REGIS T. ROBBINS	President, Director	November 30, 2010
Regis T. Robbins

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ JEFFREY M. STAMPS	Director	November 30, 2010
Jeffrey M. Stamps

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Winslow’s Pharmacy certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

WINSLOW’S PHARMACY

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JEFFREY M. STAMPS	President, Director	November 30, 2010
Jeffrey M. Stamps

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Williamson Drug Company Incorporated certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

WILLIAMSON DRUG COMPANY INCORPORATED

By:	/S/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ THOMAS R. MARSH	Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Accu-Med Services LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

ACCU-MED SERVICES LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ THOMAS LUDEKE	President/Manager	November 30, 2010
Thomas Ludeke

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Accu-Med Services of Washington LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

ACCU-MED SERVICES OF WASHINGTON LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ THOMAS LUDEKE	President/Manager	November 30, 2010
Thomas Ludeke

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Bach’s Pharmacy Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

BACH’S PHARMACY SERVICES, LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ TRACY FINN	President	November 30, 2010
Tracy Finn

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ JEFFREY M. STAMPS	Manager	November 30, 2010
Jeffrey M. Stamps

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Compscript – Boca, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

COMPSCRIPT – BOCA, LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer, Manager	November 30, 2010
Bradley S. Abbott

/S/ DAVID WEST	President	November 30, 2010
David West

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

/S/ TRACY FINN	Manager	November 30, 2010
Tracy Finn

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CompScript, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

COMPSCRIPT, LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CTLP Acquisition LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

CTLP ACQUISITION LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ REGIS T. ROBBINS	President, Manager	November 30, 2010
Regis T. Robbins

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ A. SAMUEL ENLOE	Manager	November 30, 2010
A. Samuel Enloe

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, D & R Pharmaceutical Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

D & R PHARMACEUTICAL SERVICES, LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Enloe Drugs LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

ENLOE DRUGS LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ A. SAMUEL ENLOE	President, Manager	November 30, 2010
A. Samuel Enloe

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Evergreen Pharmaceutical, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

EVERGREEN PHARMACEUTICAL, LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pharmacy of Maine LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE PHARMACY OF MAINE LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JEFFREY M. STAMPS	President, Manager	November 30, 2010
Jeffrey M. Stamps

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Property Management, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE PROPERTY MANAGEMENT, LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Asco Healthcare of New England, Limited Partnership certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

ASCO HEALTHCARE OF NEW ENGLAND, LIMITED PARTNERSHIP
By: Sole member:

ASCO HEALTHCARE, LLC.
By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Medical Services Group, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

MEDICAL SERVICES GROUP, LLC
By: Sole member:

ASCO HEALTHCARE, LLC.
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare - Orca, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NEIGHBORCARE - ORCA, LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of NeighborCare of Indiana, LLC., NeighborCare of Virginia, LLC and NeighborCare of Wisconsin, LLC. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NEIGHBORCARE OF INDIANA, LLC.
NEIGHBORCARE OF VIRGINIA, LLC.
NEIGHBORCARE OF WISCONSIN, LLC.
By: Sole member:

OMNICARE OF NEW YORK, LLC.
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare Pharmacies, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NEIGHBORCARE PHARMACIES, LLC
By: Sole Member:

ASCO HEALTHCARE, LLC.
By: Sole Member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare of New York, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE OF NEW YORK, LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pharmacies of Pennsylvania West, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE PHARMACIES OF PENNSYLVANIA WEST, LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pharmacy And Supply Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE PHARMACY AND SUPPLY SERVICES, LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pharmacy of Colorado LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE PHARMACY OF COLORADO LLC
By:	Sole member:

LCPS ACQUISITION, LLC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Manager	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Manager	November 30, 2010
Tracy Finn

/S/ BRADLEY S. ABBOTT	Vice President, Manager	November 30, 2010
Bradley S. Abbott

/S/ REGIS T. ROBBINS	Secretary, Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pharmacy of The Midwest, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE PHARMACY OF THE MIDWEST, LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PMRP Acquisition Company, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

PMRP ACQUISITION COMPANY, LLC

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Manager	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Manager	November 30, 2010
Tracy Finn

/S/ BRADLEY S. ABBOTT	Vice President, Manager	November 30, 2010
Bradley S. Abbott

/S/ REGIS T. ROBBINS	Secretary, Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PSI Arkansas Acquisition, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

PSI ARKANSAS ACQUISITION, LLC
By:	Sole member:

CP ACQUISITION CORP.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer, Director	November 30, 2010
Bradley S. Abbott

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Roeschen’s Healthcare, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

ROESCHEN’S HEALTHCARE, LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, RXC Acquisition Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

RXC ACQUISITION COMPANY

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	President, Director	November 30, 2010
Regis T. Robbins

/S/ JAMES CIALDINI	Director	November 30, 2010
James Cialdini

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Specialized Pharmacy Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

SPECIALIZED PHARMACY SERVICES, LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Suburban Medical Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

SUBURBAN MEDICAL SERVICES, LLC

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Manager	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Manager	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Secretary, Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare of Ohio, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NEIGHBORCARE OF OHIO, LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Asco Healthcare, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

ASCO HEALTHCARE, LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Badger Acquisition LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

BADGER ACQUISITION LLC

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Manager	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Manager	November 30, 2010
Tracy Finn

/S/ BRADLEY S. ABOTT	Vice President, Manager	November 30, 2010
Bradley S. Abbott

/S/ REGIS T. ROBBINS	Secretary, Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of Badger Acquisition of Brooksville LLC, Badger Acquisition of Kentucky LLC, Badger Acquisition of Minnesota LLC, Badger Acquisition of Orlando LLC, Badger Acquisition of Tampa LLC and Badger Acquisition Texas LLC, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

BADGER ACQUISITION OF BROOKSVILLE LLC
BADGER ACQUISITION OF KENTUCKY LLC
BADGER ACQUISITION OF MINNESOTA LLC
BADGER ACQUISITION OF ORLANDO LLC
BADGER ACQUISITION OF TAMPA LLC
BADGER ACQUISITION OF TEXAS LLC

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Manager	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Manager	November 30, 2010
Tracy Finn

/S/ BRADLEY S. ABBOTT	Vice President, Manager	November 30, 2010
Bradley S. Abbott

/S/ REGIS T. ROBBINS	Secretary, Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Badger Acquisition of Ohio LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

BADGER ACQUISITION OF OHIO LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer, Manager	November 30, 2010
Bradley S. Abbott

/S/ TRACY FINN	President, Manager	November 30, 2010
Tracy Finn

/S/ DOUGLAS ACKLEY	Vice President, Manager	November 30, 2010
Douglas Ackley

/S/ GINA TIMMONS	Vice President, Manager	November 30, 2010
Gina Timmons

/S/ REGIS T. ROBBINS	Secretary, Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Best Care Hhc Acquisition Company LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

BEST CARE HHC ACQUISITION COMPANY LLC

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Manager	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Manager	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Secretary, Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Best Care Ltc Acquisition Company LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

BEST CARE LTC ACQUISITION COMPANY LLC

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Manager	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Manager	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Secretary, Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, LCPS Acquisition, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

LCPS ACQUISITION, LLC

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Manager	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Manager	November 30, 2010
Tracy Finn

/S/ BRADLEY S. ABBOTT	Vice President, Manager	November 30, 2010
Bradley S. Abbott

/S/ REGIS T. ROBBINS	Secretary, Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pharmacy of Tennessee LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE PHARMACY OF TENNESSEE LLC

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Manager	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Manager	November 30, 2010
Tracy Finn

/S/ BRADLEY S. ABBOTT	Vice President, Manager	November 30, 2010
Bradley S. Abbott

/S/ REGIS T. ROBBINS	Secretary, Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Ambler Acquisition Company LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

AMBLER ACQUISITION COMPANY LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ TRACY FINN	President	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

/S/ JEFFREY M. STAMPS	Manager	November 30, 2010
Jeffrey M. Stamps

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

/S/ JEFFREY M. STAMPS	Manager	November 30, 2010
Jeffrey M. Stamps

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Asco Healthcare of New England, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

ASCO HEALTHCARE OF NEW ENGLAND, LLC
By: Managing Manager

ASCO HEALTHCARE, LCC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Care4 LP certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

CARE4 LP
By: General Partner

INSTITUTIONAL HEALTH CARE SERVICES, LLC
By: Sole member:

ASCO HEALTHCARE, LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CIC Services LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

CIC SERVICES LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Compass Health Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

COMPASS HEALTH SERVICES, LLC
By:	Sole member:

ASCO HEALTHCARE, LLC.
By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CP Services LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

CP SERVICES LLC
By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, DP Services LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

DP SERVICES LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Encare of Massachusetts, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

ENCARE OF MASSACHUSETTS, LLC
By: Sole member:

ASCO HEALTHCARE SERVICES, LLC.
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Highland Wholesale LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

HIGHLAND WHOLESALE LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JAMES CIALDINI	President, Manager	November 30, 2010
James Cialdini

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Home Care Pharmacy, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

HOME CARE PHARMACY, LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Home Pharmacy Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

HOME PHARMACY SERVICES, LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ MARK E. PRICE	President	November 30, 2010
Mark E. Price

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

/S/ A. SAMUEL ENLOE	Manager	November 30, 2010
A. Samuel Enloe

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Institutional Health Care Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

INSTITUTIONAL HEALTH CARE SERVICES, LLC
By: Sole member:

ASCO HEALTHCARE SERVICES, LLC.
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Interlock Pharmacy Systems, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

INTERLOCK PHARMACY SYSTEMS, LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, JHC Acquisition LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

JHC ACQUISITION LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ A. SAMUEL ENLOE	President, Manager	November 30, 2010
A. Samuel Enloe

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Langsam Health Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

LANGSAM HEALTH SERVICES, LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Lobos Acquisition, LLC. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

LOBOS ACQUISITION, LLC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Manager	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Manager	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Lo-Med Prescription Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

LO-MED PRESCRIPTION SERVICES, LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, LPA Acquisition Company, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

LPA ACQUISITION COMPANY, LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ TRACY FINN	President, Manager	November 30, 2010
Tracy Finn

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Main Street Pharmacy, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

MAIN STREET PHARMACY, LLC
By: Manager

PROFESSIONAL PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, MHHP Acquisition Company LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

MHHP ACQUISITION COMPANY LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ PATRICK F. DOWNING	President	November 30, 2010
Patrick F. Downing

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ JEFFREY M. STAMPS	Manager	November 30, 2010
Jeffrey M. Stamps

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, National Care For Seniors LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NATIONAL CARE FOR SENIORS LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JAMES CIALDINI	President, Manager	November 30, 2010
James Cialdini

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NCIA Acquisition Company, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NCIA ACQUISITION COMPANY, LLC
By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare Home Medical Equipment LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NEIGHBORCARE HOME MEDICAL EQUIPMENT LLC
By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare of Maryland, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NEIGHBORCARE OF MARYLAND, LLC

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Manager	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Manager	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of Nihan & Martin LLC and NIV Acquisition LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

NIHAN & MARTIN LLC
NIV ACQUISITION LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer, Manager	November 30, 2010
Bradley S. Abbott

/S/ A. SAMUEL ENLOE	President	November 30, 2010
A. Samuel Enloe

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnibill Services LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNIBILL SERVICES LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer, Manager	November 30, 2010
Bradley S. Abbott

/S/ JAMES M. PUSEY	CEO, Manager	November 30, 2010
James M. Pusey

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

/S/ TRACY FINN	President	November 30, 2010
Tracy Finn

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Clinical Research, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE CLINICAL RESEARCH, LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JAMES M. PUSEY	President, Manager	November 30, 2010
James M. Pusey

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Distribution Center LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE DISTRIBUTION CENTER LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JAMES CIALDINI	President, Manager	November 30, 2010
James Cialdini

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Esc LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE ESC LLC
By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Extended Pharma Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE EXTENDED PHARMA SERVICES, LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ TRACY FINN	President, Manager	November 30, 2010
Tracy Finn

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Headquarters LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE HEADQUARTERS LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ REGIS T. ROBBINS	President, Manager	November 30, 2010
Regis T. Robbins

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Indiana Partnership Holding Company LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE INDIANA PARTNERSHIP HOLDING COMPANY LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ JEFFREY M. STAMPS	President, Manager	November 30, 2010
Jeffrey M. Stamps

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ JOHN L. WORKMAN	Manager	November 30, 2010
John L. Workman

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare of Nevada LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE OF NEVADA LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ REGIS T. ROBBINS	President, Manager	November 30, 2010
Regis T. Robbins

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	Manager	November 30, 2010
Tracy Finn

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pennsylvania Med Supply, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE PENNSYLVANIA MED SUPPLY, LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ WENDELL TURNEY	President, Manager	November 30, 2010
Wendell Turney

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Respiratory Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

OMNICARE RESPIRATORY SERVICES, LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ WENDELL TURNEY	President	November 30, 2010
Wendell Turney

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

/S/ TRACY FINN	Manager	November 30, 2010
Tracy Finn

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PCI Acquisition, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

PCI ACQUISITION, LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ TRACY FINN	President	November 30, 2010
Tracy Finn

/S/ JEFFREY M. STAMPS	Manager	November 30, 2010
Jeffrey M. Stamps

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Value Health Care Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

VALUE HEALTH CARE SERVICES, LLC
By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, VAPS Acquisition Company, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

VAPS ACQUISITION COMPANY, LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ TRACY FINN	President, Manager	November 30, 2010
Tracy Finn

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Weber Medical Systems LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

WEBER MEDICAL SYSTEMS LLC

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ A. SAMUEL ENLOE	President, Manager	November 30, 2010
A. Samuel Enloe

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Westhaven Services Co., LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

WESTHAVEN SERVICES CO., LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ZS Acquisition Company, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

ZS ACQUISITION COMPANY, LLC
By: Sole member:

LO-MED PRESCRIPTION SERVICES, LLC
By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH	Treasurer, Director	November 30, 2010
Thomas R. Marsh

/S/ TRACY FINN	President, Director	November 30, 2010
Tracy Finn

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Dixon Pharmacy LLC. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

DIXON PHARMACY LLC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned managers and officers, do hereby severally constitute and appoint John L. Workman, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT	Treasurer	November 30, 2010
Bradley S. Abbott

/S/ A. SAMUEL ENLOE	President, Treasurer	November 30, 2010
A. Samuel Enloe

/S/ REGIS T. ROBBINS	Manager	November 30, 2010
Regis T. Robbins

/S/ THOMAS R. MARSH	Manager	November 30, 2010
Thomas R. Marsh

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, APS Pharmacy Services, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

APS PHARMACY SERVICES, INC.

By:	/S/ THOMAS TRITE
Thomas Trite
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman , our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS TRITE	President, Director	November 30, 2010
Thomas Trite

/S/ THOMAS R. MARSH	Treasurer	November 30, 2010
Thomas R. Marsh

/S/ ROBERT WEIR	Director	November 30, 2010
Robert Weir

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CCRx Holdings, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

CCRX HOLDINGS, INC.

By:	/S/ THOMAS TRITE
Thomas Trite
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman , our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS TRITE	President, Director	November 30, 2010
Thomas Trite

/S/ THOMAS R. MARSH	Treasurer	November 30, 2010
Thomas R. Marsh

/S/ ROBERT WEIR	Director	November 30, 2010
Robert Weir

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CCRx of Florida Holdings, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

CCRX OF FLORIDA HOLDINGS, INC..

By:	/S/ THOMAS TRITE
Thomas Trite
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman , our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS TRITE	President, Director	November 30, 2010
Thomas Trite

/S/ THOMAS R. MARSH	Treasurer	November 30, 2010
Thomas R. Marsh

/S/ ROBERT WEIR	Director	November 30, 2010
Robert Weir

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CCRX of Florida, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

CCRX OF FLORIDA, LLC.
By: Sole Member:

CCRX OF FLORIDA HOLDINGS, INC.

By:	/S/ THOMAS TRITE
Thomas Trite
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman , our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS TRITE	President, Director	November 30, 2010
Thomas Trite

/S/ THOMAS R. MARSH	Treasurer	November 30, 2010
Thomas R. Marsh

/S/ ROBERT WEIR	Director	November 30, 2010
Robert Weir

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CCRx of Illinois Holdings, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

CCRX OF ILLINOIS HOLDINGS, INC.

By:	/S/ THOMAS TRITE
Thomas Trite
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman , our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS TRITE	President, Director	November 30, 2010
Thomas Trite

/S/ THOMAS R. MARSH	Treasurer	November 30, 2010
Thomas R. Marsh

/S/ ROBERT WEIR	Director	November 30, 2010
Robert Weir

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CCRX of Illinois, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

CCRX OF ILLINOIS, LLC.
By: Sole Member:

CCRX OF ILLINOIS HOLDINGS, INC.

By:	/S/ THOMAS TRITE
Thomas Trite
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman , our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS TRITE	President, Director	November 30, 2010
Thomas Trite

/S/ THOMAS R. MARSH	Treasurer	November 30, 2010
Thomas R. Marsh

/S/ ROBERT WEIR	Director	November 30, 2010
Robert Weir

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CCRx of New York Holdings, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

CCRX OF NEW YORK HOLDINGS, INC.

By:	/S/ THOMAS TRITE
Thomas Trite
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman , our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS TRITE	President, Director	November 30, 2010
Thomas Trite

/S/ THOMAS R. MARSH	Treasurer	November 30, 2010
Thomas R. Marsh

/S/ ROBERT WEIR	Director	November 30, 2010
Robert Weir

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CCRX of New York, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

CCRX OF NEW YORK, LLC.
By: Sole Member:

CCRX OF NEW YORK HOLDINGS, INC.

By:	/S/ THOMAS TRITE
Thomas Trite
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman , our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS TRITE	President, Director	November 30, 2010
Thomas Trite

/S/ THOMAS R. MARSH	Treasurer	November 30, 2010
Thomas R. Marsh

/S/ ROBERT WEIR	Director	November 30, 2010
Robert Weir

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CCRx of North Carolina Holdings, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

CCRX OF NORTH CAROLINA HOLDINGS, INC.

By:	/S/ THOMAS TRITE
Thomas Trite
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman , our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS TRITE	President, Director	November 30, 2010
Thomas Trite

/S/ THOMAS R. MARSH	Treasurer	November 30, 2010
Thomas R. Marsh

/S/ ROBERT WEIR	Director	November 30, 2010
Robert Weir

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CCRx of North Carolina, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

CCRX OF NORTH CAROLINA, INC.

By:	/S/ THOMAS TRITE
Thomas Trite
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman , our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS TRITE	President, Director	November 30, 2010
Thomas Trite

/S/ THOMAS R. MARSH	Treasurer	November 30, 2010
Thomas R. Marsh

/S/ ROBERT WEIR	Director	November 30, 2010
Robert Weir

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Continuing Care Rx, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 30th day of November 2010.

CONTINUING CARE RX, INC.

By:	/S/ THOMAS TRITE
Thomas Trite
President

We, the undersigned directors and officers, do hereby severally constitute and appoint John L. Workman , our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney-in-fact and agent may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS TRITE	President, Director	November 30, 2010
Thomas Trite

/S/ THOMAS R. MARSH	Treasurer	November 30, 2010
Thomas R. Marsh

/S/ ROBERT WEIR	Director	November 30, 2010
Robert Weir

/S/ REGIS T. ROBBINS	Director	November 30, 2010
Regis T. Robbins

EXHIBIT INDEX

Exhibit No.	Description

1.1	Form of Underwriting Agreement.*

3.1	Restated Certificate of Incorporation of Omnicare, Inc. (as amended) (incorporated herein by reference from Exhibit 3.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2002).

3.2	Third Amended and Restated By-Laws of Omnicare, Inc. (incorporated herein by reference from Exhibit 3.1 to our Current Report on Form 8-K filed December 23, 2008).

4.1	Form of Senior Debt Securities Indenture (incorporated herein by reference from Exhibit 4.1 to Amendment No. 1 to our Registration Statement on Form S-3 filed February 19, 2003).

4.2	Subordinated Debt Securities Indenture, dated as of June 13, 2003 between Omnicare, Inc. and U.S. Bank National Association (as successor to SunTrust Bank), as trustee (incorporated herein by reference from Exhibit 4.2 to our Current Report on Form 8-K filed June 16, 2003).

4.3	Form of Senior Debt Securities (included in exhibit 4.1).

4.4	Form of Subordinated Debt Securities (included in exhibit 4.2).

4.5	Form of certificate of designation of preferred stock.*

4.6	Form of Warrant.*

5.1	Opinion of Dewey & LeBoeuf LLP.**

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges for the five years ended December 31, 2009 (incorporated herein by reference from Exhibit 12 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed February 25, 2010).

23.1	Consent of Dewey & LeBoeuf LLP (included in its opinion filed as Exhibit 5.1).**

23.2	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP).**

24	Powers of Attorney (included on the signature page hereto).***

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Trustee under the Senior Debt Securities Indenture and the Subordinated Debt Securities Indenture.***

*	To be filed either by amendment or as an exhibit to a Current Report on Form 8-K and incorporated by reference herein.
**	Filed herewith.
***	Previously filed with this Registration Statement.

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